THE LAZARD FUNDS, INC.

                   Supplement to Prospectus dated May 1, 2001




At a meeting held on April 23, 2002, the Board of Directors of The Lazard Funds, Inc. (the "Fund") approved the liquidation of Lazard International Fixed-Income Portfolio, a series of the Fund (the "Portfolio"). Accordingly, over time the Portfolio's investment holdings will be liquidated and invested in money market instruments or other liquid assets until the Portfolio's assets are distributed to investors. After the close of trading on the floor of the New York Stock Exchange on April 30, 2002 (normally 4:00 p.m., Eastern time), the Portfolio will be closed to further investment, excluding reinvestment of any dividends and distributions. It is anticipated that the Portfolio's assets will be distributed to investors on or about May 15, 2002

Dated: April 26, 2002